Consolidated Statements of Comprehensive Earnings (Loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Net earnings	$ 91,571	$ 41,019	$ 77,716
Foreign currency translation loss	(4,337)	(39,495)	(51,648)
Pension liability adjustments, net of tax	(1,690)
Comprehensive earnings	85,544	1,524	26,068
Less: Comprehensive earnings attributable to non-controlling shareholders	25,283	27,859	23,396
Comprehensive earnings (loss) attributable to Company	$ 60,261	$ (26,335)	$ 2,672